UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 7, 2008

Date of Report (Date of earliest event reported)

  TRUE PRODUCT ID, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29249	16-1499611
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

      1615 Walnut Street, 3rd Floor

Philadelphia, PA 19103

 (Address of principal executive offices)

(904) 303-3919

(Registrant’s telephone number, including area code)

    ______________________

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sergio da Luz resigned from the Registrant’s Board of Directors on June 7, 2008.   Mr. da Luz has personal and business interests in Sichuan Province, which was devastated by the recent earthquakes.  While he will keep supporting the Registrant, Mr. da Luz believes that those interests will interfere with his ability to appropriately serve as a member of the Registrant’s board of directors.  The Registrant’s Board of Directors accepted Mr. da. Luz’s resignation on June 9, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 9, 2008

TRUE PRODUCT ID, INC.

By:

/s/ Wilson W. Hendricks III

Name:

  Wilson W. Hendricks III

Title:     Chief Executive Officer

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